Filed Pursuant to Rule 497

File no. 333-213498

Maximum Offering of 75,102,649 Shares

______________

Supplement No. 4 dated June 3, 2019

to the

Prospectus dated October 26, 2018

________________

This supplement contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated October 26, 2018, as amended or supplemented (the “Prospectus”). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

You should carefully consider the “Risk Factors” beginning on page 35 of the Prospectus before you decide to invest.

SPECIAL MEETING OF STOCKHOLDERS

On May 30, 2019, the Company held a special meeting of stockholders at which stockholders voted to approve a new investment advisory agreement (the “Investment Advisory Agreement”) with Priority Senior Secured Income Management, LLC (the “Adviser”), that is identical in all respects except for the date of effectiveness and the term to the Company’s investment advisory agreement with the Adviser, dated May 9, 2013 (the “Prior Investment Advisory Agreement”). The Prior Investment Advisory Agreement had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the Prior Investment Advisory Agreement. The Investment Advisory Agreement has an initial two year term, after which it will remain in effect year-to-year if approved annually by the Company’s Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.

FORM N-PORT

On May 30, 2019, the Company filed its monthly report on Form N-PORT for the month ended March 31, 2019 (the “Report”) with the Securities and Exchange Commission. The Report is attached as Annex A to this supplement.

Annex A

PRIORITY INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2019

(unaudited)

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.	Subordinated Notes	0.78%	7/15/2026	8/12/2014	$500,000	$309,339	$213,236	0.1%
Apidos CLO XVIII-R	Subordinated Notes	17.04%	10/22/2030	10/22/2018	410,000	449,885	405,245	0.1%
Apidos CLO XXI	Subordinated Notes	15.96%	7/18/2027	6/18/2015	5,000,000	4,348,039	3,712,539	1.0%
Apidos CLO XXII(4)	Subordinated Notes	10.39%	10/20/2027	10/14/2015	3,000,000	2,730,810	2,368,975	0.6%
Babson CLO Ltd. 2015-I	Subordinated Notes	15.78%	1/20/2031	4/29/2015	3,400,000	2,476,191	1,932,374	0.5%
Barings CLO Ltd. 2018-III(4)	Subordinated Notes	14.57%	7/20/2029	11/18/2014	397,600	242,818	203,069	0.1%
BlueMountain CLO 2012-2 Ltd.	Subordinated Notes	11.89%	11/20/2028	1/14/2015	3,000,000	2,553,966	2,080,878	0.6%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	11.74%	10/22/2030	10/6/2015	1,900,000	1,446,433	1,102,404	0.3%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	15.42%	10/20/2030	9/28/2017	2,500,000	2,362,979	2,119,231	0.6%
California Street CLO XII, Ltd.	Subordinated Notes	0.33%	10/15/2025	9/17/2015	14,500,000	8,057,781	6,709,172	1.8%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	18.65%	8/14/2030	6/30/2016	17,550,000	13,092,452	12,326,475	3.4%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	20.58%	1/15/2031	12/28/2016	11,839,488	7,154,047	7,274,713	2.0%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	31.28%	4/17/2031	3/3/2016	12,870,000	7,019,582	8,903,590	2.4%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	17.50%	7/27/2031	6/15/2018	15,000,000	13,113,076	13,367,236	3.7%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	24.19%	4/20/2027	4/20/2016	6,500,000	5,906,415	6,184,066	1.7%
Carlyle Global Market Strategies CLO 2016-3, Ltd.(4)	Subordinated Notes	22.48%	10/20/2029	9/13/2016	3,245,614	2,880,390	2,907,533	0.8%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(4)	Subordinated Notes	16.65%	1/20/2030	1/30/2018	10,000,000	9,818,358	9,190,333	2.5%
Cedar Funding II CLO, Ltd.	Subordinated Notes	16.94%	6/9/2030	9/29/2017	2,500,000	1,962,239	1,861,985	0.5%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	17.99%	7/23/2030	6/23/2017	21,114,286	18,184,038	18,029,456	4.9%
Cedar Funding V, Ltd.	Subordinated Notes	18.24%	7/17/2031	10/17/2018	2,358,000	2,460,062	2,307,200	0.6%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	20.25%	10/20/2028	8/10/2017	4,892,500	4,624,992	4,531,730	1.2%
Cent CLO 21 Limited(4)	Subordinated Notes	17.58%	7/27/2030	6/18/2014	510,555	389,616	318,686	0.1%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	20.04%	7/16/2030	6/7/2018	3,000,000	1,623,676	1,544,334	0.4%
CIFC Funding 2013-II, Ltd.	Income Notes	11.22%	10/18/2030	2/11/2014	305,000	205,399	149,480	0.0%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	21.89%	4/27/2031	3/19/2019	8,000,000	4,879,872	4,862,374	1.3%
CIFC Funding 2014, Ltd.	Income Notes	16.47%	1/18/2031	3/13/2014	2,758,900	1,803,980	1,546,520	0.4%
CIFC Funding 2014-III, Ltd.	Income Notes	19.11%	10/22/2031	11/17/2016	11,700,000	7,652,767	7,168,066	2.0%
CIFC Funding 2014-IV-R, Ltd.(4)	Income Notes	16.28%	10/17/2030	9/3/2014	4,286,000	2,630,801	2,326,532	0.6%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	21.14%	1/22/2031	11/30/2015	7,500,000	5,707,381	5,464,658	1.5%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	21.68%	4/19/2029	5/31/2018	10,000,000	7,872,325	7,615,947	2.1%

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	14.38%	10/20/2027	5/2/2016	$9,100,000	$7,559,769	$7,084,078	1.9%
CIFC Funding 2016-I, Ltd.(4)	Subordinated Notes	14.58%	10/21/2028	12/21/2016	2,000,000	1,834,427	1,728,493	0.5%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	13.58%	4/21/2029	3/9/2017	8,000,000	7,501,531	6,557,632	1.8%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	16.64%	10/24/2030	9/19/2017	10,000,000	9,879,599	8,429,043	2.3%
Galaxy XIX CLO, Ltd.(4)	Subordinated Notes	15.44%	7/24/2030	12/8/2016	2,750,000	1,850,990	1,419,446	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Subordinated Notes	11.01%	7/15/2031	6/27/2014	250,000	186,259	128,531	0.0%
GoldenTree Loan Opportunities IX, Ltd.(4)	Subordinated Notes	15.39%	10/29/2029	7/24/2017	3,250,000	2,411,880	1,934,617	0.5%
Halcyon Loan Advisors Funding 2014-2 Ltd.(4)(10)	Subordinated Notes	0.00%	4/28/2025	4/28/2014	400,000	210,313	56,816	0.0%
Halcyon Loan Advisors Funding 2014-3 Ltd.(10)	Subordinated Notes	0.00%	10/22/2025	9/29/2014	500,000	310,904	182,428	0.0%
Halcyon Loan Advisors Funding 2015-1 Ltd.	Subordinated Notes	12.14%	4/20/2027	4/16/2015	3,000,000	1,982,110	1,623,342	0.4%
Halcyon Loan Advisors Funding 2015-2 Ltd.	Subordinated Notes	12.87%	7/25/2027	6/24/2015	3,000,000	2,222,592	1,831,296	0.5%
Halcyon Loan Advisors Funding 2015-3 Ltd.(4)	Subordinated Notes	16.07%	10/18/2027	9/3/2015	7,000,000	5,928,168	5,289,628	1.4%
HarbourView CLO VII-R, Ltd. (4)	Subordinated Notes	21.11%	7/18/2031	6/10/2015	275,000	193,946	180,858	0.0%
Jefferson Mill CLO Ltd.(4)	Subordinated Notes	14.03%	10/20/2031	7/28/2015	6,049,689	4,618,703	3,297,092	0.9%
LCM XV Limited Partnership	Income Notes	7.10%	7/20/2030	2/25/2014	250,000	187,185	123,312	0.0%
LCM XVI Limited Partnership	Income Notes	11.52%	10/15/2031	6/19/2014	6,814,685	4,362,732	3,082,060	0.8%
LCM XVII Limited Partnership	Income Notes	15.97%	10/15/2031	10/15/2014	1,000,000	693,527	612,934	0.2%
Madison Park Funding XIII, Ltd.(4)	Subordinated Notes	21.87%	4/19/2030	2/27/2014	13,000,000	9,362,561	9,688,225	2.7%
Madison Park Funding XIV, Ltd.(4)	Subordinated Notes	16.38%	10/22/2030	8/6/2014	14,000,000	10,576,432	10,294,426	2.8%
Madison Park Funding XV, Ltd.	Subordinated Notes	15.98%	1/27/2026	12/29/2014	4,000,000	3,002,902	2,980,237	0.8%
Mountain View CLO 2014-1 Ltd.	Income Notes	6.14%	10/15/2026	9/25/2014	1,000,000	577,607	345,247	0.1%
Mountain View CLO IX Ltd.(4)	Subordinated Notes	22.03%	7/26/2031	6/25/2015	8,815,500	5,173,511	6,063,800	1.7%
Octagon Investment Partners XIV, Ltd.(4)	Income Notes	17.81%	7/15/2029	12/6/2017	6,150,000	3,912,078	3,428,774	0.9%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	21.83%	1/25/2031	7/2/2018	16,153,000	8,179,053	8,125,232	2.2%
Octagon Investment Partners 18-R Ltd.(4)	Subordinated Notes	17.82%	4/16/2031	8/4/2015	4,568,944	2,719,920	2,466,114	0.7%
Octagon Investment Partners XX, Ltd.(10)	Subordinated Notes	0.00%	8/12/2026	8/12/2014	500,000	330,710	238,723	0.1%
Octagon Investment Partners XXI, Ltd.(4)	Subordinated Notes	17.12%	2/14/2031	1/13/2016	13,822,188	7,753,045	7,423,934	2.0%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	19.58%	1/22/2030	11/25/2014	6,625,000	4,846,643	4,361,466	1.2%
Octagon Investment Partners XXIII, Ltd.	Subordinated Notes	27.35%	7/15/2027	2/8/2016	12,000,000	9,622,396	10,944,165	3.0%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	19.25%	7/15/2030	11/2/2018	5,000,000	3,712,706	3,628,153	1.0%
Octagon Investment Partners 30, Ltd.(4)	Subordinated Notes	15.87%	3/17/2030	11/20/2017	9,525,000	9,122,343	8,214,896	2.2%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	17.79%	1/20/2031	7/11/2018	2,850,000	2,599,963	2,655,513	0.7%
Octagon Loan Funding, Ltd.	Subordinated Notes	14.14%	11/18/2031	9/17/2014	3,240,000	2,277,610	2,038,413	0.6%
OZLM VI, Ltd.	Subordinated Notes	14.47%	4/17/2031	11/3/2016	15,688,991	10,746,567	8,425,244	2.3%

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
OZLM VII, Ltd.	Subordinated Notes	12.04%	7/17/2029	11/6/2015	$2,654,467	$1,659,340	$1,426,183	0.4%
OZLM VIII, Ltd.	Subordinated Notes	8.42%	10/17/2029	9/9/2014	950,000	612,277	456,647	0.1%
OZLM IX, Ltd.	Subordinated Notes	13.30%	10/20/2031	2/27/2017	15,000,000	11,616,018	9,518,744	2.6%
OZLM XII, Ltd.(4)	Subordinated Notes	12.78%	4/30/2027	1/20/2017	12,122,952	9,791,199	7,671,349	2.1%
OZLM XXII, Ltd.	Subordinated Notes	19.16%	1/17/2031	5/16/2017	27,343,000	15,773,418	14,984,227	4.1%
Romark WM-R Ltd. (4)	Subordinated Notes	13.90%	4/20/2031	5/15/2014	490,713	396,835	295,069	0.1%
Sound Point CLO 2017-3, Ltd.	Subordinated Notes	18.52%	10/20/2030	7/13/2018	4,000,000	3,942,336	3,904,247	1.1%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	16.92%	1/20/2031	10/31/2018	4,000,000	4,202,039	3,892,714	1.1%
Symphony CLO XIV, Ltd.(4)(10)	Subordinated Notes	0.00%	7/14/2026	5/29/2014	750,000	488,241	316,169	0.1%
Symphony CLO XVI, Ltd.	Subordinated Notes	11.00%	10/15/2031	7/15/2015	5,000,000	4,306,709	3,464,437	0.9%
THL Credit Wind River 2013-1 CLO, Ltd.(4)	Subordinated Notes	15.49%	7/20/2030	11/3/2017	10,395,000	7,848,049	6,448,655	1.8%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	17.26%	10/18/2030	12/29/2017	3,250,000	1,996,493	1,731,136	0.5%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	21.21%	7/18/2031	7/13/2018	11,800,000	7,117,538	7,424,661	2.0%
THL Credit Wind River 2018-2, Ltd.	Subordinated Notes	17.99%	7/15/2030	3/13/2019	8,884,000	7,999,312	7,956,827	2.2%
Venture XVIII CLO, Ltd.	Subordinated Notes	22.29%	10/15/2029	7/18/2018	4,750,000	3,287,835	3,305,003	0.9%
Venture 28A CLO, Ltd.	Subordinated Notes	18.76%	10/20/2029	7/18/2018	12,000,000	10,640,113	10,688,701	2.9%
Venture XXX CLO, Ltd.	Subordinated Notes	18.66%	1/15/2031	7/18/2018	5,100,000	4,545,315	4,635,963	1.3%
Venture XXXII CLO, Ltd.	Subordinated Notes	20.46%	7/18/2031	10/11/2018	7,929,328	7,503,671	7,650,360	2.1%
Voya IM CLO 2013-1, Ltd.(4)	Income Notes	15.86%	10/15/2030	6/14/2016	4,174,688	2,791,700	2,459,909	0.7%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	9.60%	10/18/2031	2/23/2015	4,000,000	2,372,751	1,827,041	0.5%
Voya IM CLO 2014-1, Ltd.(4)	Subordinated Notes	14.90%	4/18/2031	3/13/2014	314,774	228,344	181,067	0.0%
Voya CLO 2014-3, Ltd.	Subordinated Notes	5.04%	7/25/2026	4/15/2015	7,000,000	4,012,588	3,078,535	0.8%
Voya CLO 2014-4, Ltd.	Subordinated Notes	13.73%	7/14/2031	11/25/2014	1,000,000	775,315	587,666	0.2%
Voya CLO 2015-2, Ltd.	Subordinated Notes	15.24%	7/23/2027	7/23/2015	500,000	420,031	346,661	0.1%
Voya CLO 2016-1, Ltd.(4)	Subordinated Notes	20.25%	1/20/2031	2/25/2016	7,750,000	6,858,764	6,925,098	1.9%
Voya CLO 2016-3, Ltd.(4)	Subordinated Notes	13.81%	10/18/2031	10/27/2016	5,000,000	4,860,396	4,155,889	1.1%
Voya CLO 2017-3, Ltd.(4)	Subordinated Notes	13.40%	7/20/2030	7/12/2017	5,750,000	6,349,860	5,538,673	1.5%
Voya CLO 2018-1, Ltd.	Subordinated Notes	16.01%	4/19/2031	4/6/2018	10,000,000	9,932,485	9,342,209	2.6%
West CLO 2014-1 Ltd.	Subordinated Notes	7.80%	7/18/2026	7/24/2014	13,375,000	9,762,240	8,942,286	2.4%
Apidos CLO XVIII(5)(10)	Subordinated Notes	0.00%	7/22/2026	7/29/2014	750,000	156,774	31,902	0.0%
Babson CLO Ltd. 2014-II(5)(10)	Subordinated Notes	0.00%	10/17/2026	9/18/2014	1,000,000	292,906	3,697	0.0%
BlueMountain CLO 2012-1 Ltd.(5)(10)	Subordinated Notes	0.00%	7/20/2023	5/3/2016	5,000,000	119,979	13,807	0.0%
California Street CLO XI Limited Partnership(5)(10)	LP Certificates	0.00%	1/17/2025	12/23/2014	18,330,000	344,683	58,658	0.0%
Covenant Credit Partners CLO II, Ltd.(5)(6)(10)	Subordinated Notes	0.00%	10/17/2026	11/12/2014	4,392,156	-	66,582	0.0%

Portfolio Investments(1)(9)	Investment	Estimated Yield(2)/ Interest Rate	Legal Maturity	Acquisition date(11)	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Regatta IV Funding Ltd.(5)(10)	Subordinated Notes	0.00%	7/25/2026	6/26/2014	$250,000	$4,958	$1,338	0.0%
		Total Collateralized Loan Obligation - Equity Class				$443,420,903	$412,944,315	113.0%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(7)
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	10.68% (LIBOR + 8.00%)	5/15/2031	3/8/2019	7,500,000	6,712,861	7,145,082	2.0%
Carlyle CLO 17, Ltd.	Class E-R Notes	11.10% (LIBOR + 8.35%)	4/30/2031	3/7/2019	3,000,000	2,752,363	2,917,407	0.8%
Cent CLO 21 Limited(4)	Class E Notes	11.41% (LIBOR + 8.65%)	7/27/2030	7/27/2018	109,122	103,023	110,766	0.0%
CIFC Funding 2014-V, Ltd.(4)	Class F Notes	11.27% (LIBOR + 8.50%)	10/17/2031	9/27/2018	750,000	728,893	757,212	0.2%
CIFC Funding 2015-IV, Ltd.	Class E-R Notes	11.41% (LIBOR + 8.65%)	10/20/2027	1/22/2019	9,000,000	8,637,136	8,877,296	2.4%
Galaxy XXI CLO, Ltd.	Class F-R Notes	10.01% (LIBOR + 7.25%)	4/20/2031	3/12/2019	2,000,000	1,700,175	1,841,271	0.5%
Galaxy XXVII CLO, Ltd.	Class F Notes	10.74% (LIBOR + 8.06%)	5/16/2031	3/7/2019	1,500,000	1,320,118	1,429,753	0.4%
Galaxy XXVIII CLO, Ltd.(4)	Class F Notes	11.27% (LIBOR + 8.48%)	7/15/2031	7/16/2018	41,713	38,764	42,498	0.0%
HarbourView CLO VII-R, Ltd.	Class F Notes	11.05% (LIBOR + 8.27%)	7/18/2031	10/31/2018	6,000,000	5,782,089	6,032,191	1.7%
Mountain View CLO IX Ltd.	Class E Notes	10.81% (LIBOR + 8.02%)	7/26/2031	10/31/2018	3,625,000	3,483,813	3,623,487	1.0%
OZLM VIII, Ltd.	Class E Notes	10.94% (LIBOR + 8.17%)	10/17/2029	11/15/2018	8,400,000	8,152,421	8,399,118	2.3%
Sound Point CLO IV-R, Ltd.	Class F Notes	10.88% (LIBOR + 8.10%)	4/18/2031	3/20/2019	3,500,000	3,167,445	3,362,253	0.9%
Venture XIX CLO, Ltd.	Class F-RR Notes	11.29% (LIBOR + 8.50%)	1/15/2032	12/11/2018	7,900,000	7,664,558	7,885,326	2.2%
Total Collateralized Loan Obligation - Equity Class						$50,243,659	$52,423,660	14.3%

Total Portfolio Investments						$493,664,562	$465,367,975	127.3%
Other liabilities in excess of assets							(99,783,413)	(27.3)%
Net Assets							$365,584,562	100.0%

(1) Priority Income Fund, Inc (the “Company”) does not “control” and is not an “affiliate” of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of March 31, 2019, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. (See Note 1).

(4) Co-investment with another fund managed by an affiliate of Priority Senior Secured Income Management, LLC, the investment adviser of the Company (the “Adviser”). (See Note 1).

(5) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.

(6) Principal amount of subordinated notes and subordinated fee note is $4,000,000 and $392,156, respectively.

(7) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.60% at March 31, 2019. The current base rate for each investment may be different from the reference rate on March 31, 2019.

(8) This investment was not settled as of March 31, 2019 and therefore was not accruing income.

(9) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors.

(10) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital with any remaining unamortized investment costs written off if the actual distributions are less than the amortized investment cost. If an investment has been impaired upon being called, any future distributions will be recorded as a return of capital. To the extent that the impaired CLO’s cost basis is fully recovered, any future distributions will be recorded as realized gains.

(11)In accordance with endnote 8 of Regulation S-X Rule 12-12 - Form and Content of Schedules - Investments in securities of unaffiliated issuers, we have updated the presentation of our Schedule of Investments to include the acquisition dates of our investments.

See accompanying notes to financial statements.

Notes to Schedule of Investments

March 31, 2019

(unaudited)

Note 1. Investments

Priority Income Fund, Inc. (the “Company”) follows guidance under U.S. generally accepted accounting principles, which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the board of directors (the “Board”) has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.              each portfolio investment is reviewed by investment professionals of the Adviser with an independent valuation firm engaged by the Board;

2.              the independent valuation firm conducts independent valuations and make its own independent assessments;

3.              the audit committee of the Board (the “Audit Committee”) reviews and discusses the preliminary valuation of the Adviser and that of the independent valuation firm; and

4.              the Board discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. We are currently evaluating the impact of adopting this ASU on our consolidated financial statements.

The Company’s investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued primarily using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, the Company generates a single-path cash flow utilizing our best estimate of expected cash receipts, and assesses the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. The Company is not responsible for and has no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are: default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Securities Transactions

Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method. In accordance with ASC 325-40, Beneficial Interest in Securitized Financial Assets, investments in CLOs are periodically assessed for other-than-temporary impairment (“OTTI”). When the Company determines that a CLO has OTTI, the amortized cost basis of the CLO is written down to its fair value as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.

During the quarter ended March 31, 2019, the Company purchased investment securities (excluding short-term securities) of $43,497,336.

During the quarter ended March 31, 2019, the Company received $19,557 from liquidating payments on an investment that was previously written-off for tax purposes which resulted in a realized gain.

The following table summarizes the inputs used to value the Company’s investments measured at fair value as of March 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligation - Equity Class	$—	$—	$412,944,315	$412,944,315
Collateralized Loan Obligation - Debt Class	$—	$—	52,423,660	52,423,660
	$—	$—	$465,367,975	$465,367,975

The following is a reconciliation of investments for which Level 3 inputs were used in determining fair value:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class
Balance at June 30, 2018	$343,433,732	$38,585
Net realized loss on investments	(2,020,846)	—
Change in unrealized depreciation, net	(5,543,356)	2,180,002
Purchases of portfolio investments	80,160,237	50,188,212
Distributions received from investments	(5,495,029)	—
Accretion of purchase discount, net	2,409,577	16,861
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—
Balance at March 31, 2019	$412,944,315	$52,423,660

Net change in unrealized depreciation attributable to Level 3 investments still held at the end of the period	$(5,968,233)	$2,180,002

(1)Transfers are assumed to have occurred at the beginning of the period. There were no transfers between Level 1 and Level 2 during the period.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of March 31, 2019:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)
Collateral Loan Obligation - Equity Class	$412,944,315	Discounted Cash Flow	Discount Rate	14.98% - 40.05%	20.01%
Collateral Loan Obligation - Debt Class	52,423,660	Discounted Cash Flow	Discount Rate	10.18%- 11.84%	11.01%
	$465,367,975

(1) Excludes investments that have been called for redemption.

(2) Represents the implied discount rate based on our internally generated single-cash flows that is derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.

In determining the range of values for the Company’s investments in CLOs, management and the independent valuation firm use primarily a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The fair value calculations for the CLOs are sensitive to the key model inputs, including amongst other things, default and recovery rates. The default rate, recovery rate and other assumptions are determined by reference to a variety of observable market sources and applied according to the quality and asset class mix of the underlying collateral and the historical track record of each particular collateral manager. The model assumptions are reviewed on a regular basis and adjusted as appropriate to factor in historic, current and potential market developments.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Co-Investments

On February 10, 2014, the Company received an exemptive order from the SEC (the “Order”) that gave it the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”) and Pathway Capital Opportunity Fund, Inc. (“Pathway”), formerly known as Pathway Energy Infrastructure Fund, Inc., a closed-end fund managed by an affiliate of Prospect Capital Management, subject to the conditions included therein. Under the terms of the relief permitting the Company to co-invest with other funds managed by the Company’s Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed by the Adviser or its affiliates has previously invested.

As of March 31, 2019, the Company had co-investments with PSEC in the following CLOs: Apidos CLO XXII, Barings CLO Ltd. 2018-III, Carlyle Global Market Strategies CLO 2016-3, Ltd., Cent CLO 21 Limited, Cent CLO 21 Limited Class E, CIFC Funding 2014-IV-R, Ltd., CIFC Funding 2014-V, Ltd. Class F, CIFC Funding 2016-I, Ltd., Galaxy XXVIII CLO, Ltd., Galaxy XXVIII CLO, Ltd. Class F, Halcyon Loan Advisors Funding 2014-2 Ltd., Halcyon Loan Advisors Funding 2015-3 Ltd., HarbourView CLO VII-R, Ltd., Jefferson Mill CLO Ltd., Mountain View CLO IX Ltd., Octagon Investment Partners 18-R Ltd., Romark WM-R Ltd., Symphony CLO XIV Ltd., Voya IM CLO 2014-1 Ltd., Voya CLO 2016-3, Ltd. and Voya CLO 2017-3, Ltd.; however HarbourView CLO VII-R, Ltd. and Octagon Investment Partners 18-R Ltd. are not considered co-investments pursuant to the Order as they were purchased on the secondary market.

As of March 31, 2019, the Company had co-investments with Pathway in the following CLOs: Carlyle Global Market Strategies CLO 2017-5, Ltd., Galaxy XIX CLO, Ltd., GoldenTree Loan Opportunities IX, Ltd., Madison Park Funding XIII, Ltd., Madison Park Funding XIV, Ltd., Octagon Investment Partners XIV, Ltd., Octagon Investment Partners XXI, Ltd., Octagon Investment Partners 30, Ltd., OZLM XII, Ltd., THL Credit Wind River 2013-1 CLO, Ltd., Voya IM CLO 2013-1, Ltd. and Voya CLO 2016-1, Ltd.; however, only Voya CLO 2016-1, Ltd. is a co-investment pursuant to the Order because all the others were purchased on the secondary markets.

Note 2. Income Taxes

The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to maintain RIC tax treatment, the Company is required to distribute at least 90% of its investment company taxable income and intends to distribute (or retain through a deemed distribution) all of the Company’s investment company taxable income and net capital gain to stockholders.

The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. For income tax purposes, dividends paid and distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. In general, the Company may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The tax cost of the Company’s portfolio investments as of March 31, 2019 was as follows:

Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
$433,724,265	$43,560,156	$(11,916,450)	$31,643,706

The differences between book-basis and tax-basis for determining unrealized appreciation/(depreciation) relate primarily to (i) the realization for tax purposes of mark-to-market gains on certain investments in passive foreign investment companies and (ii) tax basis adjustments resulting from cash distributions from passive foreign investment companies in excess of earnings and profits that are characterized as return of capital.

Tax balances are estimates and will not be final until the Company files its tax return for the year ended June 30, 2019.

Note 3. Certain Material Subsequent Events

The Company completed an underwritten offering of its mandatory redeemable term preferred stock (“Preferred”) on April 29, 2019. The Preferred will be offered on a weekly basis under the program. Incapital LLC (“Incapital”) will serve as purchasing agent for the program and oversee distribution of the Preferred. Ladenburg Thalmann & Co. Inc. (“Ladenburg”) will act as an agent for the program. The program is available to investors through broker-dealers, through registered investment advisers, and directly through Incapital and Ladenburg.

The program will offer continuous add-ons to the Company’s existing series of Preferred tranches, each of which is currently listed on the New York Stock Exchange (“NYSE”):

•	Series A (NYSE: PRIFA): $34.00 million of 6.375% Preferred due 2025
•	Series B (NYSE: PRIFB): $25.00 million of 6.250% Preferred due 2023
•	Series C (NYSE: PRIFC): $40.25 million of 6.625% Preferred due 2024

The Preferred offered and sold under the program will also include a new issue 7.00% Series D Preferred due 2029 (the “Series D Preferred”). The Company intends to apply to list the Series D Preferred on NYSE under the ticker PRIFD.

The Company completed its merger with Stira Alcentra Global Credit Fund (SAGC), a closed-end fund on May 10, 2019. The merger was a “NAV for NAV” transaction. The exchange ratio at which common shares of SAGC were converted to common shares of the Company was based on the Company’s most recent estimated net asset value per share of $13.70.